UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2007

Storm Cat Energy Corporation
 (Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32628	06-1762942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 17th Street, Suite 2310, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 991-5070

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

    On October 1, 2007, Storm Cat Energy Corporation issued a news release announcing an interim financial and operations update. A copy of the new release is furnished to the Securities and Exchange Commission (“SEC”) with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.		Description

99.1	P	News Release, dated October 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORM CAT ENERGY CORPORATION

Date: October 1, 2007	By:	/s/ Paul Wiesner
Paul Wiesner
Chief Financial Officer

Exhibit Index

Exhibit No.		Description

99.1	P	News Release, dated October 1, 2007.